===============================================================================

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                            _______________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     July 2, 1997
                                                     (June 30, 1997)



                             NEW PLAN REALTY TRUST
-------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


       Massachusetts             0-7532           13-1995781
-------------------------------------------------------------------------------
(State or Other Jurisdiction   (Commission      (IRS Employer
   of Incorporation)           File Number)    Identification No.)


      1120 Avenue of the Americas, New York, New York      10036
-------------------------------------------------------------------------------
             (Address of Principal Executive Offices)  (Zip Code)


     Registrant's telephone number, including area code       (212) 869-3000
                                                              --------------


-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


===============================================================================

Item 5.  Other Events.

     New Plan Realty Trust, a Massachusetts business trust (the "Company"), is offering to the public 1,500,000 depositary shares (the "Depositary Shares"), each representing a 1/10th fractional interest in a 7.80% Series A Cumulative Step-Up Premium Rate Preferred Share, par value $1.00 per share (a "Preferred Share"), liquidation preference $500.00 per Preferred Share (equivalent to $50.00 per Depositary Share). The Depositary Shares and Preferred Shares were registered as part of the Company's Registration Statement on Form S-3 (No. 333-15635), which was declared effective by the Securities and Exchange Commission on November 12, 1996. On June 30, 1997, the Company entered into an Underwriting Agreement and Terms Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter") covering the sale by the Company of the Depositary Shares. The Depositary Shares are to be issued under a Deposit Agreement to be entered into among the Company, BankBoston N.A., as depositary, and the holders from time to time of Depositary Receipts evidencing the Depositary Shares.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          None

     (b)  Pro Forma Financial Information.

          None

     (c)  Exhibits.

          1.1 Underwriting Agreement, Basic Provisions for Preferred Shares, Depositary Shares, Common Shares and Warrants between the Company and the Underwriter dated June 30, 1997.

          1.2 Terms Agreement between the Company and the Underwriter dated June 30, 1997.

          4.1 Form of Certificate of Designation Supplementing the Amended and Restated Declaration of Trust of the Trust and Designating the 7.80% Series A Cumulative Step-Up Premium Rate Preferred Shares, par value $1.00 per share, liquidation preference $500.00 per share.

          4.2       Form of Preferred Shares Certificate.

          4.3 Form of Deposit Agreement (including Form of Depositary Receipt) to be entered into among the Company, BankBoston N.A., as depositary, and the holders from time to time of Depositary Receipts evidencing the Depositary Shares.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 2, 1997
                                   NEW PLAN REALTY TRUST


                                   By:/s/ Michael I. Brown
                                      --------------------------
                                       Michael I. Brown
                                       Chief Financial Officer
                                        and Controller